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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                      000-26727                 68-0397820
(State or other jurisdiction of          (Commission              (IRS Employer
incorporation or organization)           File Number)        Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California               94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
                     --------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                  On March 31, 2003, BioMarin Pharmaceutical Inc. (the "Registrant"), issued a press release regarding certain recent events, including updates on the regulatory status of Aldurazyme(R), its Vibrilase(TM) clinical development program and news related to its recent follow-on offering. The Registrant's press release issued on March 31, 2003 is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a) Financial Statements of Business Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable.

         (c) Exhibits.

             Exhibit 99.1 Press Release of the Registrant dated March 31, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: March 31, 2003                    By: /s/ Louis Drapeau
                                            -----------------
                                            Louis Drapeau
                                            Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated March 31, 2003.